Vessels and Other Fixed Assets, Net (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
Cost
Vessels and other fixed assets, net	$ 1,772,664	$ 1,441,851
Vessels and other fixed assets
Cost
Vessels	1,857,658	1,541,538
Fair value adjustment	151,588	100,065
Other fixed assets	1,701	1,683
Impairment charge	(8,282)	0
Total cost	2,002,665	1,643,286
Accumulated depreciation	$ (230,001)	$ (201,435)